
   For Ministry Use Only
A l'usage exclusil du ministere

Ministry of                                  Ministere de                                                Ontario Corporation Number
Consumer and Commercial                      la Consommation                                             Numero de la compagnie en
Relations                                    et du Commerce                                                       Ontario
Ontario
                                                                                                                6 4 1 9 4 3
                                                                                                        ----------------------------

CERTIFICATE                                  CERTIFICAT
                                             Ceci certifie que les presents
This is to certify that these                statuts entrent en vigueur le
articles are effective on

OCTOBER 21                                    OCTOBRE,   1985

Controller of Records                           /s/ Controleur des Dossiers                  Trans     Line        Comp  Method
Companies Branch                                 Direction des Compagnies                    Code      No   Stat  Type  Incorp
                                                                                            -----    -------------
                                                                                              A        0      0     A      3
                                                                                            -----    -------------
                                                                                              18       20    28    29     30


                                                                                                     Notice      Jurisdiction
                                                                                              Share   Req'd
                                                                                              ---------     -------------
                                                                                                S      N        O N T A R I O
                                                                                              ---------     -------------
                                                                                                31     32        33        47

------------------ -----------------------------------------------------------------------------------------------------------------

                                                                 ARTICLES OF INCORPORATION
                                                                 STATUTS CONSTITUTIFS

     Form 3        1.  The present name of the corporation is:                       Denomination sociale actuelole de la campagnie:
    Business
  Corporations         M I N E   L A K E   M I N E R A L S    I N C.
      Act.
      1982
     Formula
    numero 3
   Loi de 1982
     sur les
   compagnies

                   2. The  address of the  registered  office is :                Addresse du social:

                   Suite 1710, 390 Bay Street
                   -----------------------------------------------------------------------------------------------------------------
                                      (Street & Number or R.R. Number & if Multi-Office Building give Room No.)
                               Rue et numero ou numero de la R.R. et. s'il s"agit d'un edifice a bureaux. numero du bureau


                   Toronto, Ontario                                                                                      M 5 H 2 Y 2
                   -----------------------------------------------------------------------------------------------------------------
                       (Name of Municipality or Post Office)                                                        (Post Code)

                   Nom de la  muncipalite  ou du bureau de poste)                                                   (Code  postal)


                   Municipality of Metropolitan  Toronto                                Judicial  District of York

                  (Name of  Municipality, Geographical Township)                       (County, District,  Regional  Municipality)
                   Nom de la muncipalite,  du canton                       in the      (Comte, district, municipalite regionale)
                                                                        dans/le/la

                   3.  Number (or minimum and maximum  number) of directors  is:
                       Minimum -  3                                                    Nombre (ou nombres minimal et maximal
                       Maximum -  5                                                    d'adminstrateurs:

                   4.  The first director(s) is/are:                                   Premier(s) adminstrateur(s):

                                                                                                                    Resident
                                                                                                                    Canadian
                                                                Residence address, giving street & No. or R.R.      State
                                                                No. or municipality and postal code.                Yes or No
                                                                Address personnelle, y compris la rue et le         Resident
                   First name, initials and surname             numero, le numero de la R.R. ou, le nom de          Canadien
                   Prenom, initiales et nom de famile           municipalite et le code postal                      Oui/Non
                   -------------------------------------------- --------------------------------------------------- ----------------
                   Richard Lachcik                              302-2100 Bathurst Street, Toronto Ontario, M5N 2P2  Yes
                   John Eversley                                1016-45 Balliol Street, Toronto Ontario, M4S 1C3    Yes



                                      E-1

                   Mark Mickleborough                           11 Spruce Hill Road, Toronto, Ontario M4E 3G2       Yes

                   5.  Restrictions,  if any, on business  the  corporation  may    Limites,  s'il y a lieu,  imposees aux
                       carry activites on or on powers the corporation may          commercials ou aux pouvoirs de la compagnie.
                       exercise.

                       No restrictions on objects.

                   6.  The  classes  and any  maximum  number of shares that the    Categories et nombre maximal, s'il a lieu,
                       corporation is authorized  to  issue.                        d'actions  que la  compagnie  est autorisee a
                                                                                    emettre:

                       An unlimited number of voting common shares and a maximum 2,000,000 special preference shares.


                   7.  Rights, privileges, restrictions and conditions (if any)
                       attaching to each class of shares and directors authority     Droits, privileges, restricitions et
                       with respect to any class of shares which may be issued in    conditions, s'il y a lieu, rattaches a chaque
                       series.                                                       categorie d'actions et pouvoirs des
                                                                                     administrateurs relalifs a chaque categorie
                                                                                     d'actions qui peut etre emise en serie.

                       1. The special shares shall be designated as redeemable, voting, non-participating shares (hereinafter called the "Preference Shares")

                       2. No dividends at any time shall be declared,  set aside or paid on the Preference  Shares.

                       3. In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets or  property of the  Corporation  among shareholders  for the  purpose  of winding up its affairs  the  holders  of the  Preference  Shares shall be entitled to receive  from the assets and property of the  Corporation a sum  equivalent to the  aggregate  of the  paid  up  capital  of the
                          Preference   Shares  held  by  them  respectively before any amount  shall be paid or any  property or assets of the  Corporation  distributed to the holders  of any  common  share or  shares  of any other  class  ranking  junior  to the  Preference Shares.  After payment to them as above  provided they  shall  not  be  entitled  to  share  in any further distribution of the assets or property of the Corporation.

                       4. The  Preference  Shares  shall be  redeemable  in accordance  with  the  provisions  set  forth  in
                          Clause 5 hereof,  on payment for each share to be redeemed of the paid up capital thereof.

                       5. The  Corporation  may not redeem  the  Preference Shares or any of them prior to the  expiration of five years from the respective  dates of issuance thereof, without the prior consent of the holders of the  Preference  Shares  to be  redeemed.  The Corporation  shall  redeem  the then  outstanding
                          Preference  Share five years from the  respective dates of issue of the Preference Shares.


                                      E-2

                       6. In case of the redemption of Preference Shares, the Corporation shall at least thirty (30) days before the date specified for redemption mail to each person who at the date of mailing is a registered holder of Preference Shares to be redeemed a notice in writing of the intention of the
                          Corporation to redeem such Preference Shares.  Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the
                          Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder, provided, however, that accidental failure to give any such notice to one (1) or more of such shareholders shall not affect the validity of such redemption.
                          Such notice shall set out the redemption price and the date on which redemption is to take place and if part only of the shares held by the person to whom it is to be redeemed the number thereof so to be redeemed.  On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of, the Preference Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Preference Shares called
                          for redemption.   If a part only of the shares represented by any certificates be redeemed a new certificate for the balance shall be issued at the expense of the Corporation.  From and after the date specified for redemption in any such notice the holders thereof shall not be entitled to exercise any of the rights of shareholders thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected.  The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Preference Shares to deposit the redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or in the order of the respective holders of such Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit having been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.
                       7. The Corporation may at any time or times purchase for   cancellation   all  or  any   part  of  the
                          Preference  Shares  outstanding from time to time from  the  holders   thereof,   at  a  price  not
                          exceeding the paid up capital  thereof,  with the consent of the holders thereof.
                       8. The  holders of the  Preference  Shares  shall be entitled  to  receive  notice of and  attend  all meetings of  shareholders  of the Corporation and shall have one (1) vote for each Preference Share held at all meetings of the  shareholders  of the Corporation.


                   8.  The issue, transfer or ownership of share is/is not           L'emission, le transfert ou la propriete
                       restricted and the restrictions (if any) are as follows:      d'actions est/n'est pas restreinte.  Les
                                                                                     restrictions, e'il y a lieu, sont les
                                                                                     suivantes:
                       1. No shareholder shall be entitled to sell, assign, transfer,  or otherwise dispose of any Preference
                          Share or  Shares  without  both (a) the  previous express   sanction  of  the   directors   of  the
                          corporation expressed by a resolution  passed at a meeting  of  the  Board  of   Directors   of  the
                          Corporation  or consented to by an  instrument or instruments  in writing  signed by a majority  of the directors;  and (b) the prior written consent of the Ontario Securities Commission.




                                      E-3

                       2. The number of Preference  Shares  issuable by the Corporation  at any time  shall be  limited  such
                          that  at  no  time   shall   more  than   500,000 Preference Shares be issued and outstanding.

                   9.  Other provisions, if any, are:                               Autres dispositions,  s'il y a lieu:

                       At any  time or  times,  the  Corporation  may purchase the whole or any part of its outstanding  common shares  and such  shares  shall be  cancelled  upon  such purchase.


                   10. The names and  addresses  of the  incorporators  are         Full residence  address or address of registered
                       Nom et adresse des fondateurs                                office or of principal  place of business giving
                                                                                    street & No. or R.R. No., municipality and
                                                                                    postal code

                                                                                     Address personnelle au complet, adresse du
                                                                                     siege social ou adresse de l'etablissement
                                                                                     pricipal, y compris la
                       First name,  initials  and surname or  corporate  name        rue et le numero,  le  numero  de la  R.R.,
                       Prenom, initiale  et nom de  famille  ou  denomination        le nom de la municipalite et le code postal
                       sociale

                   -------------------------------------------------------- --------------------------------------------------------

                   Richard Lachcik                                          302-2100 Bathurst St. Toronto Ontario, M5N 2P2

                   John Eversley                                            1016-45 Balliol Street, Toronto Ontario, M4S 1C3

                   Mark Mickleborough                                       11 Spruce Hill Road, Toronto, Ontario, M4E 3G2










                   These articles are signed in duplicate                   Les presents statuts sont signes en double exemplaire

-----------------------------------------------------------------------------------------------------------------------------------

                                                               Signatures of incorporators
                                                               (Signature des londateurs)




       /s/ Richard Lachcik                                               /s/ John Eversley
------------------------------------                                     -------------------------------------
           Richard Lackcik                                                   John Eversley


                                         /s/ Mark  Mickleborough
                                    -------------------------------------
                                             Mark Mickleborough

                                      E-4

   For Ministry Use Only
A l'usage exclusif du ministere

Ministry of                                   Ministere de                                               Ontario Corporation Number
Consumer and Commercial                       la Consommation                                             Numero de la compagnie en
Relations                                     et du Commerce                                                       Ontario
Ontario
                                                                                                                 6 4 1 9 4 3
                                                                                                         ---------------------------

CERTIFICATE                                   CERTIFICAT
                                              Ceci certifie que les presents
This is to certify that these                 statuts entrent en vigueur le
articles are effective on

June 23                                       Juin, 1988

Director                                  /s/ Le Directeur                                               TRANS
Companies Branch                              Direction des Compagnies                                   CODE
                                                                                                         --------
                                                                                                             C
                                                                                                         --------
                                                                                                            18

------------------ -----------------------------------------------------------------------------------------------------------------

                                                                 ARTICLES OF AMENDMENT
                                                                STATUTS DE MODIFICATION

     Form 3        1.  The present name of the corporation is:               Denomination sociale actuelole de la campagnie:
    Business
  Corporations
      Act,
      1982

     Formule
    numero 3
   Loi de 1982
     sur les
   compagnies

                       M I N E  L A K E  M I N E R A L S  I N C.

                   2.  The name of the corporation is changed (if            Nouvelle denomination sociale de la campagnie (s'il y
                       applicable):                                          a lieu):

                       A V A N T I  C A P I T A L  C O R P .


                   3.  Date of incorporation/amalgamation:                   Date de la constitution ou de la fusion:

                                                                21 October, 1985
                   -----------------------------------------------------------------------------------------------------------------

                                                                  (Day, Month, Year)
                                                                  (jour, mois, annee)



                   4.  The  articles  of  the  corporation  are  amended  as       Les statuts  de  la  campagnie  sont  modifies
                       follows:                                                    de  la  facon suivante:

                       BE IT RESOLVED that the articles of the  Corporation  be and they are hereby amended to change the name of the corporation to "AVANTI CAPITAL CORP.".

                   5.  The  amendment  has been duly  authorized  as required      La modifications a ete dument autorisee
                       by Sections 167 and 169 (as applicable) of the              conformement a l'article 167 et. s'il y a lieu.
                       Business Corporations Act.                                  a l'article 169 de la Loi sur les compagnies.

                   6.  The resolution authorizing the amendment was                Les actionnaires ou les administrateurs  (Le cas
                       approved by the  shareholders/directors (as                 echeant) de la compagnie ont approuve la
                       applicable) of the corporation on                           resolution autorisant la modification

                                  23 June, 1998
                   --------------------------------------------------------- -------------------------------------------------------

                                                                   (Day, Month, Year)
                                                                   (jour, mois, annee)

                       These  articles  are  signed in  duplicate                  Les  presents statuts sont signes en double
                                                                                   exemplaire.



                                                                             /s/ MINE LAKE MINERALS INC.
                                                                             -------------------------------------------------------
                                                                                                Name of Corporation
                                                                                      (Denomination sociale de la compagnie)

                                      E-5

   For Ministry Use Only
A l'usage exclusif du ministere

Ministry of                                   Ministere de                                               Ontario Corporation Number
Consumer and Commercial                       la Consommation                                             Numero de la compagnie en
Relations                                     et du Commerce                                                       Ontario
Ontario
                                                                                                                 6 4 1 9 4 3
                                                                                                         ---------------------------

CERTIFICATE                                   CERTIFICAT
                                              Ceci certifie que les presents
This is to certify that these                 statuts entrent en vigueur le
articles are effective on

APRIL 30                                      AVRIL, 1992

Director                                 /s/  Le Directeur                                               TRANS
Companies Branch                              Direction des Compagnies                                   CODE
                                                                                                         --------
                                                                                                             C
                                                                                                         --------
                                                                                                             18

------------------ -----------------------------------------------------------------------------------------------------------------

                                                                 ARTICLES OF AMENDMENT
                                                                STATUTS DE MODIFICATION

     Form 3        1.  The present name of the corporation is:               Denomination sociale actuelle de la campagnie:
    Business
  Corporations         A V A N T I   C A P I T A L   C O R P.
      Act,
      1982

     Formule
    numero 3
   Loi de 1982
     sur les
   compagnies

                   2.  The name of the corporation is changed (if            Nouvelle denomination sociale de la campagnie (s'il y
                       applicable):                                          a lieu):

                       A V A N T I C O R P.   I N T E R N A T I O N A L    I N C.

                   3.  Date of incorporation/amalgamation:                   Date de la constitution ou de la fusion:

                                                            21 October, 1985
                   -----------------------------------------------------------------------------------------------------------------

                                                                  (Day, Month, Year)
                                                                  (jour, mois, annee)

                   4.  The  articles  of  the  corporation  are  amended  as      Les statuts  de  la  campagnie  sont  modifies  de
                       follows:                                                   la  facon suivante:

                       The Articles of the Corporation are hereby amended to:
                       (i)           consolidate   the  issued  and  outstanding common   shares  of  the   corporation   by
                                     changing each of the issued and outstanding common  shares  into  one-fifth  (1/5) of a
                                     common  share;   provided,   however,  that holders  of common  shares on the date that
                                     the  articles  of  amendment  filed to give effect   to   such   consolidation   become
                                     effective  shall not be entitled to receive any factional  common shares  following the consolidation; and


                                      E-6

                   5.  The  amendment  has been duly  authorized  as required      La modifications  a ete dument  autorisee
                       by Sections 167 and 169 (as applicable) of the              conformement a l'article 167 et.  s'il  y a lieu.
                       Business Corporations Act.                                  a  l'article  169  de la Loi sur les compagnies.

                   6.  The   resolution   authorizing   the  amendment  was        Les actionnaires ou les  administrateurs (Le cas
                       approved by the  shareholders/directors (as                 echeant) de la compagnie approuve la resolution
                       applicable) of the corporation on                           autorisant la modification

                             April 30, 1992
                   --------------------------------------------------------- -------------------------------------------------------

                                                                    (Day, Month, Year
                                                                   (jour, mois, annee)

                       These  articles  are signed in  duplicate.            Les  presents sont signes en double exemplaire.

                                                                             AVANTI CAPITAL CORP.
                                                                             --------------------------------------------

                                                                                                Name of Corporation
                                                                                      (Denomination sociale de la compagnie)


                                                                             By:/Par /s/ Ross McGroarty, President
                                                                                    -------------------------------------
                                                                                 (Signature)      (Description of Office)
                                                                                 (signature)      (Fonction)



                                      E-7

   For Ministry Use Only
A l'usage exclusif du ministere

Ministry of                                   Ministere de                                               Ontario Corporation Number
Consumer and Commercial                       la Consommation                                             Numero de la compagnie en
Relations                                     et du Commerce                                                       Ontario
Ontario
                                                                                                                 6 4 1 9 4 3
                                                                                                         ---------------------------

CERTIFICATE                                   CERTIFICAT
                                              Ceci certifie que les presents
This is to certify that these                 statuts entrent en vigueur le
articles are effective on

JANUARY 14                                    JANVIER, 1999

                  Director/Directeur                                                                     TRANS
Business Corporations Act/Loi sur les societes par actions                                               CODE
                                                                                                         --------
                                                                                                             C
                                                                                                         --------
                                                                                                             18

------------------ -----------------------------------------------------------------------------------------------------------------

                                                                 ARTICLES OF AMENDMENT
                                                                STATUTS DE MODIFICATION

     Form 3        1.  The present name of the corporation is:               Denomination sociale actuelle de la campagnie:
    Business
  Corporations
      Act,

     Formule
    numero 3
   Loi de 1982
     sur les
   compagnies

                       A V A N T I C O R P   I N T E R N A T I O N A L   I N C.

                   2.  The name of the corporation is changed (if            Nouvelle denomination sociale de la campagnie (s'il y
                       applicable):                                          a lieu):

                       M I C R O M E M  T E C H N O L O G I E S  I N C.

                   3.  Date of incorporation/amalgamation:                   Date de la constitution ou de la fusion:

                                                                 21 October, 1985
                   -----------------------------------------------------------------------------------------------------------------

                                                                  (Day, Month, Year)
                                                                  (jour, mois, annee)

                   4.  The  articles  of  the  corporation  are  amended  as        Les statuts  de  la  campagnie  sont  modifies
                       follows:                                                     de  la  facon suivante:

                       The name of the  corporation be changed from "Avanticorp International Inc." to "Micromem Technologies Inc.".


                   5.  The  amendment  has been duly  authorized  as required       La modifications  a ete dument  autorisee
                       by Sections 167 and 169 (as applicable) of the               conformement a l'article 167 et. s'il y a  lieu.
                       Business Corporations Act.                                   a  l'article  169  de la Loi sur les compagnies.

                   6.  The   resolution   authorizing   the  amendment  was         Les actionnaires ou les  administrateurs (Le cas
                       approved by the  shareholders/directors  (as  applicable)    echeabt) de la compagnie ont approuve la
                       of the corporation on                                        resolution autorisant la modification

                                                                    11 January 1999
                   -----------------------------------------------------------------------------------------------------------------

                                                                   (Day, Month, Year)
                                                                   (jour, mois, annee)

                       These  articles  are signed in  duplicate.                   Les  presents sont signes en double exemplaire.


                                      E-8

                                                                             AVANTICORP. INTERNATIONAL INC.
                                                                             --------------------------------------------


                                                                             By:/Par /s/ Ross McGroarty
                                                                                    -------------------------------------
                                                                                         Ross McGroarty, President
                                                                                 (Signature)       (Description of Office)
                                                                                 (signature)       (Fonction)


                                      E-9